EXHIBIT 99.1

Financial Report

Seed Genetics International Pty Ltd

Year Ended 30 June 2012

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

DIRECTORS’ REPORT

The directors present their report together with the financial report of Seed Genetics International Pty Ltd for the financial year ended 30 June 2012.

Directors

The names of the directors in office at any time during, or since the end of the year are:

Mr Dennis Jury

Mr David Stanley Pengelly

Mr Ross Whyte Downes

Mr Mark Harvey

Directors have been in office since the start of the financial year to the date of the report unless otherwise stated.

Principal Activities

The principal activities of the company during the course of the financial year were the wholesale purchasing and sale of seed.

There were no significant changes in the nature of the activities of the company during the year.

Operating Results

The operating profit of the Company, after income tax for the financial year ended 30 June 2012 amounted to $1,148,546 (2011: $59,400).

Dividends

A fully franked dividend totalling $184,00 was paid during the year ended 30 June 2010 (2011: $Nil).

State of Affairs

There were no other significant changes in the state of affairs of the company during the financial year.

Environmental Regulation

The company’s operations are not subject to any significant environmental regulations under Commonwealth or State legislation. However, the Board believes that the Company has adequate systems in place for the management of its environmental requirements and is not aware of any breach of those environmental requirements as they apply to the entity.

Events Subsequent to Balance Date

There has not arisen in the interval between the end of the financial year and the date of this report, any item, transaction or event of a material or unusual nature likely, in the opinion of the Director’s of the company to significantly affect the operations, the result of those operations or the state of affairs of the company in future financial years.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

DIRECTORS’ REPORT (CONT)

Insurance of Directors and Officers

To the extent permitted by law, the Company has indemnified and fully insured each director and the secretary of the Company. The liabilities insured include costs and expenses that may be Incurred in defending civil or criminal proceedings (that may be brought) against the officers of the Company or a related body.

Proceedings on Behalf of Company

No person has applied for leave of court to bring proceedings on behalf of the company or intervene in any proceedings to which the company is a party for the purpose of taking responsibility on behalf of the company for all or any part of those proceedings.

Signed in accordance with a resolution of the board of directors and for and on behalf of the directors by:

/s/ Dennis Jury	15/3/13
Dennis Jury	Dated
Director

/s/ David Pengelly	15/3/13
David Pengelly	Dated
Director

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 30 JUNE 2012

	Note	2012	2011
		$	$

Revenue	2	18,085,773	15,311,546
Cost of goods sold	3	(14,587,744)	(12,999,932)

		3,498,029	2,311,614

Other revenue	2	89,709	104,135

Depreciation expense	3	(12,303)	(13,449)
Employee benefits expenses		(993,706)	(924,823)
Occupancy expenses		(27,850)	(21,725)
Marketing expenses		(204,347)	(343,580)
Other expenses from ordinary activities	3	(409,416)	(696,937)

Total operating expenses		(1,647,622)	(2,000,514)

Finance costs		(305,862)	(353,938)

Profit before income tax		1,634,254	61,297

Income tax (expense)/benefit	5	(485,708)	(1,897)

Profit for the year		1,148,546	59,400

Other comprehensive income

Gain / (loss) on cash flow hedge		(117,059)	179,147

Total comprehensive income for the year		1,031,487	238,547

The accompanying notes form part of these financial statements

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

STATEMENT OF FINANCIAL POSITION

AS AT 30 JUNE 2012

	Note	2012	2011
		$	$
CURRENT ASSETS

Cash and cash equivalents	4	737,835	293,826
Trade and other receivables	6	2,844,857	737,395
Inventories	7	10,314,167	7,561,070
Other current assets	8	24,607	112,893

TOTAL CURRENT ASSETS		13,921,466	8,705,184

NON-CURRENT ASSETS

Deferred tax asset	5	25,018	438,697
Plant and equipment	9	30,970	24,991

TOTAL NON-CURRENT ASSETS		55,988	463,688

TOTAL ASSETS		13,977,454	9,168,872

CURRENT LIABILITIES

Trade and other payables	11	11,265,954	5,801,164
Short term provisions	12	76,847	64,198
Financial liabilities	13	2,000,000	3,317,892
Other liabilities	14	207,670	483,988
Current tax liabilities	5	72,029	—
Derivative financial liabilities	10	54,982	(62,077)

TOTAL CURRENT LIABILITIES		13,677,482	9,605,165

NON-CURRENT LIABILITIES

Long term provisions	12	17,714	18,936
Other liabilities	14	220,000	330,000

TOTAL NON-CURRENT LIABILITIES		237,714	348,936

TOTAL LIABILITIES		13,915,196	9,954,101

NET ASSETS		62,258	(785,229)

EQUITY
Share capital	15	2,000	2,000
Cash flow hedge reserve		(54,982)	62,077
Retained earnings		115,240	(849,306)

TOTAL EQUITY		62,258	(785,229)

The accompanying notes form part of these financial statements

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 30 JUNE 2012

		Cash Flow
	Issued	Hedge	Retained
	Capital	Reserve	Earnings	Total
	$	$	$	$

Balance at 1 July 2010	2,000	(117,070)	(908,706)	(1,023,776)

Total comprehensive income for the year	—	179,147	59,400	238,547

Balance at 30 June 2011	2,000	62,077	(849,306)	(785,229)

Balance at 1 July 2011	2,000	62,077	(849,306)	(785,229)

Dividend paid	—	—	(184,000)	(184,000)

Total comprehensive income for the year	—	(117,059)	1,148,546	1,031,487

Balance at 30 June 2012	2,000	(54,982)	115,240	62,258

The accompanying notes form part of these financial statements

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 30 JUNE 2012

	Note	2012	2011
		$	$
CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from customers		15,784,954	16,463,257
Payments to suppliers and employees		(13,521,657)	(13,212,902)
Interest received		6,748	783
Finance costs		(305,862)	(353,938)
Income tax paid		—	19,507

Net cash provided by operating activities	19	1,964,183	2,916,707

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for plant and equipment		(18,282)	(22,894)

Net cash used in investing activities		(18,282)	(22,894)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from borrowings		2,000,000	2,600,000
Repayment of borrowings		(2,600,000)	(5,510,000)
Dividend paid		(184,000)	—

Net cash used in financing activities		(784,000)	(2,910,000)

Net increase in cash held		1,161,901	(16,187)

Cash at the beginning of the financial year	4	(424,066)	(407,879)

Cash at the end of the financial year	4	737,835	(424,066)

The accompanying notes form part of these financial statements

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 1 - STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

The financial report is a general purpose financial report that has been prepared in accordance with Australian Accounting Standards – Reduced Disclosure Requirements (including Australian Accounting Interpretations) and other authoritative pronouncements of the Australian Accounting Standards Board.

The principal accounting policies adopted in the preparation of the financial report are set out below. These policies have been consistently applied to all the years presented, unless otherwise stated.

The financial report covers Seed Genetics International Pty Ltd (“Company”). Seed Genetics International Pty Ltd is a company limited by shares, incorporated and domiciled in Australia.

Basis of Preparation

The financial report has been prepared on an accruals basis and is based on historical cost, modified, where applicable by the measurement at fair value of selected non current assets, financial assets and financial liabilities.

The financial statements were authorised for issue by the directors on 15 March 2013.

Accounting Policies

(a)	Revenue and Other Income

Revenue is measured at fair value of the consideration received or receivable.

Revenue from the sale of goods is recognised when the risk and title to the goods transfers to  the customer.

Interest revenue is recognised on a proportional basis taking into account the interest rate applicable to the financial assets.

All revenue is stated net of the amount of goods and services tax (GST).

(b)	Borrowing Costs

All borrowing costs are recognised in the Statement of Comprehensive Income in the period in which they are incurred.

(c)	Foreign Currency

Transactions and balances

Foreign currency transactions and balances are translated into functional currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the year-end exchange rate.

Non-monetary items measured at historical cost continue to be carried at the exchange rate at the date of transaction. Non-monetary items are measured at fair value are reported at the exchange rate at the date when fair values were determined.

Exchange differences arising on the translation of non-monetary items are recognised through the statement of comprehensive income.

(d)	Income Tax

The income tax expense (revenue) for the year comprises current income tax expense (income) and deferred tax expense (income).

Current income tax expense charged to the profit or loss is the tax payable on taxable income calculated using the applicable income tax rates as at reporting date. Current tax  liabilities (assets) are therefore measured at the amounts expected to be paid to (recovered from) the relevant taxation authority.

Deferred income tax expense reflects movements in deferred tax asset and deferred tax liability balances during the year as well as unused tax losses.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 1 - STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT)

Accounting Policies (Cont)

(d)	Income Tax (Cont)

Current and deferred income tax expense (income) is charged or credited directly to equity instead of the profit or loss when the tax relates to items that are credited or charged to equity.

Deferred tax assets and liabilities are ascertained based on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets also result where amounts have been fully expensed but future tax deductions are available. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax assets and liabilities are calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled based on tax rates at balance date. Their measurements also reflect the manner in which management expects to recover or settle the carrying amount of the related asset or liability.

Deferred tax relating to temporary differences and unused tax losses are recognised only to the extent that it is probable that future taxable profit will be available against which the benefits of the deferred tax asset can be utilised.

(e)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities on the statement of financial position.

(f)	Inventories

Inventories are measured at the lower of estimated purchase price and net realisable value.

The estimated purchase price reflects managements best estimate of the expected purchase price of seed from growers.

Net realisable value is determined on the basis of normal selling patterns. Expenses of marketing, selling and distribution to customers are estimated and are deducted to establish net realisable value.

(g)	Plant and Equipment

Plant and Equipment

Plant and equipment are carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

The carrying amount of plant and equipment is reviewed annually by the directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the asset’s employment and subsequent disposal. The expected net cash flows have been discounted to their present values in determining recoverable amounts.

Depreciation

The depreciable amount of all fixed assets is depreciated over their useful lives to the economic entity commencing from the time the asset is held ready for use. Leasehold improvements are depreciated over the shorter of either the unexpired period of the lease or the estimated useful lives of the improvements. The average depreciation rate used for the depreciation of plant and equipment ranges from 10% - 67% (2011: 10% - 67%).

The asset’s residual values and useful lives are reviewed, and adjusted if appropriate, at each balance date.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 1 - STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT)

(g)	Plant and Equipment (Cont)

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains and losses are included in the statement of comprehensive income. When revalued assets are sold, amounts included in the revaluation reserve relating to that asset are transferred to retained earnings.

(h)	Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

(i)	Employee Benefits

Provision is made for the company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits. Those cash flows are discounted using market yields on national government bonds with terms to maturity that match the expected timing of cash flows.

(j)	Goods and Service Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Tax Office ATO. In these circumstances the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the statement of financal position are shown inclusive of GST.

Cash flows are presented in the statement of cash flows on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

(k)	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership that is transferred to entities in the economic entity, are classified as finance leases.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

Lease incentives under operating leases are recognised as a liability and amortised on a straight-line basis over the life of the lease term.

(l)	Comparative Figures

When required by Accounting Standards, comparative figures have been adjusted to conform to changes in presentation for the current financial year.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 1 - STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT)

(m)	Impairment of Assets

At each reporting date, the company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the statement of comprehensive income.

Impairment testing is performed annually for tangible and intangible assets with indefinite lives.

Where it is not possible to estimate the recoverable amount of an individual asset, the company identifies the best estimate.

(n)	Critical Accounting Estimates and Judgments

The directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the company.

Impairment

The company assesses impairment at each reporting date by evaluating conditions specific to the company that may lead to impairment of assets. Where an impairment trigger exists, the recoverable amount of the asset is determined. Value-in-use calculations performed in assessing recoverable amounts incorporate a number of key estimates.

Doubtful Debts Provision

The provision for doubtful debts is based on prior history and understanding of the position of each debtor as at 30 June 2012.

(o)	Financial Instruments

Recognition and Initial Measurement

Financial assets and financial liabilities are recognised when the consolidated entity becomes a party to the contractual provisions of the instrument. For financial assets, this is equivalent to the date that the consolidated entity commits itself to either the purchase or sale of the asset.

Payables and receivables

Payables and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are stated at amortised cost using the effective interest rate method where applicable.

Financial liabilities

Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortised cost.

Impairment

At each reporting date, the consolidated entity assesses whether there is objective evidence that a financial instrument has been impaired. In the case of available-for-sale financial instruments, a prolonged decline in the value of the instrument is considered to determine whether an impairment has arisen. Impairment losses are recognised in the statement of comprehensive income.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 1 - STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT)

(o)	Financial Instruments (Cont)

Derecognition

Financial assets are derecognised where the contractual rights to receipt of cash flows expires or the asset is transferred to another party whereby the entity no longer has any significant continuing involvement in the risks and benefits associated with the asset. Financial liabilities are derecognised where the related obligations are either discharged, cancelled or expired. The difference between the carrying value of the financial liability extinguished or transferred to another party and the fair value of consideration paid, including the transfer of non-cash assets or liabilities assumed, is recognised in profit or loss.

(p)	Standards, amendments and interpretations to existing standards that are not yet effective and have not been adopted early by the Group

At the date of authorisation of these financial statements, certain new standards, amendments and interpretations to existing standards have been published but are not yet effective, and have not been adopted early by the Group.

Management anticipates that all of the relevant pronouncements will be adopted in the Group’s accounting policies for the first period beginning after the effective date of the pronouncement. Information on new standards, amendments and interpretations that are expected to be relevant to the Group’s financial statements is provided below.

Certain other new standards and interpretations have been issued but are not expected to have a material impact on the Group’s financial statements.

AASB 9 Financial Instruments (effective from 1 January 2013)

The AASB aims to replace AASB 139 Financial Instruments: Recognition and Measurement in its entirety. The replacement standard (AASB 9) is being issued in phases. To date, the chapters dealing with recognition, classification, measurement and derecognition of financial assets and liabilities have been issued. These chapters are effective for annual periods beginning 1 January 2013. Further chapters dealing with impairment methodology and hedge accounting are still being developed.

Management have yet to assess the impact that this amendment is likely to have on the financial statements of the Group. However, they do not expect to implement the amendments until all chapters of AASB 9 have been published and they can comprehensively assess the impact of all changes.

Consolidation Standards

A package of consolidation standards are effective for annual periods beginning or after 1 January 2013. Information on these new standards is presented below. The Group’s management have yet to assess the impact of these new and revised standards on the Group’s consolidated financial statements.

AASB 10 Consolidated Financial Statements (AASB 10)

AASB 10 supersedes the consolidation requirements in AASB 127 Consolidated and Separate Financial Statements (AASB 127) and Interpretation 112 Consolidation – Special Purpose Entities. It revised the definition of control together with accompanying guidance to identify an interest in a subsidiary. However, the requirements and mechanics of consolidation and the accounting for any non-controlling interests and changes in control remain the same.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 1 - STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT)

(p)	Standards, amendments and interpretations to existing standards that are not yet effective and have not been adopted early by the Group (Cont)

AASB 11 Joint Arrangements (AASB 11)

AASB 11 supersedes AASB 131 Interests in Joint Ventures (AASB 131). It aligns more closely the accounting by the investors with their rights and obligations relating to the joint arrangement. It introduces two accounting categories (joint operations and joint ventures) whose applicability is determined based on the substance of the joint arrangement. In addition, AASB 131’s option of using proportionate consolidation for joint ventures has been eliminated. AASB 11 now requires the use of the equity accounting method for joint ventures, which is currently used for investments in associates.

AASB 12 Disclosure of Interests in Other Entities (AASB 12)

AASB 12 integrates and makes consistent the disclosure requirements for various types of investments, including unconsolidated structured entities. It introduces new disclosure requirements about the risks to which an entity is exposed from its involvement with structured entities.

Consequential amendments to AASB 127 Separate Financial Statements (AASB 127) and AASB 128 Investments in Associates and Joint Ventures (AASB 128)

AASB 127 Consolidated and Separate Financial Statements was amended to AASB 127 Separate Financial Statements which now deals only with separate financial statements. AASB 128 brings investments in joint ventures into its scope. However, AASB 128’s equity accounting methodology remains unchanged.

AASB 13 Fair Value Measurement (AASB 13)

AASB 13 does not affect which items are required to be fair-valued, but clarifies the definition of fair value and provides related guidance and enhanced disclosures about fair value measurements. It is applicable for annual periods beginning on or after 1 January 2013. The Group’s management have yet to assess the impact of this new standard.

AASB 2011-9 Amendments to Australian Accounting Standards Presentation of Items of Other Comprehensive Income s (AASB 101 Amendments)

The AASB 101 Amendments require an entity to group items presented in other comprehensive income into those that, in accordance with other IFRSs: (a) will not be reclassified subsequently to profit or loss and (b) will be reclassified subsequently to profit or loss when specific conditions are met. It is applicable for annual periods beginning on or after 1 July 2012. The Group’s management expects this will change the current presentation of items in other comprehensive income; however, it will not affect the measurement or recognition of such items.

AASB 2011-4 Amendments to Australian Accounting Standards to Remove Individual Key Management Personnel Disclosure Requirements (AASB 124 Amendments)

AASB 2011-4 makes amendments to AASB 124 Related Party Disclosures to remove individual key management personnel disclosure requirements, to achieve consistency with the international equivalent (which includes requirements to disclose aggregate (rather than individual) amounts of KMP compensation), and remove duplication with the Corporations Act 2011. The amendments are applicable for annual periods beginning on or after 1 July 2013. The Group’s managementhave yet to assess the impact of these amendments.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

2012	2011
$	$

NOTE 2 - REVENUE

Revenue from sale of goods	18,085,773	15,311,546

	18,085,773	15,311,546
Other Revenue

From Operating Activities
Interest received or due and receivable - other persons	6,748	783
Grant income	108,485	59,330
Foreign exchange gain / (loss)	(29,362)	40,182
Other income	3,838	3,840

	89,709	104,135

NOTE 3 - PROFIT FROM ORDINARY ACTIVITIES BEFORE INCOME TAX EXPENSE

Profit from ordinary activities before income tax expense has been arrived at after charging/(crediting) the following items:

Cost of goods sold	14,587,744	12,999,932

Depreciation of plant and equipment	12,303	13,449

Other expenses from ordinary activities are made up of the significant items below:

Insurance	55,450	27,997
Legal expenses	17,188	10,483
Motor vehicle expenses	36,573	32,421
Research and development	28,937	20,289
Travel	70,789	53,679
Foreign exchange adjustment	—	382,453
Other sundry expenses	200,479	169,615

	409,416	696,937

NOTE 4 - CASH AND CASH EQUIVALENTS

Cash at bank and in hand	737,835	293,826

Reconciliation of cash
Cash at the end of the financial year as shown in the statement of cash flows is reconciled to items in the statement of financial position as follows:

Cash and cash equivalents	737,835	293,826
Bank overdraft	—	(717,892)

	737,835	(424,066)

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

	2012	2011
	$	$
NOTE 5 - INCOME TAX

Income Tax Expense

Recognised in the statement of comprehensive income

Current tax expense/(benefit)

Current year	72,029	—

	72,029	—
Deferred tax expense

Origination and reversal of temporary differences	413,679	1,897

Total income tax expense in statement of comprehensive income	485,708	1,897

Numerical reconciliation between tax expense and pre-tax net profit

(Loss)/profit before tax	1,634,254	61,297

Income tax expense using the domestic corporate tax rate of 30%	490,276	18,389
(2011: 30%)

Increase / (decrease) in income tax expense due to:

Non-deductible expenses	(4,568)	(16,492)

Total current income tax expense / (benefit)	485,708	1,897

(a) Tax Assets / Liabilities

Current
Income Tax Payable	72,029	—

Non Current

Deferred Tax Assets

Tax losses carried forward	—	419,120
Provisions	21,720	16,592
Other	3,298	2,985

	25,018	438,697

Balance of franking account at year end adjusted for franking credits
arising from payment of provision for income tax	227	79,084

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

2012	2011
$	$

NOTE 6 - TRADE AND OTHER RECEIVABLES

Current

Trade debtors	2,514,576	551,573
Provision for impairment of receivables	—	—
Amounts due from directors	296,000	—
Other receivables - GST	34,281	185,822

	2,844,857	737,395

Sales are settled in foreign currencies. No exposure to foreign currency movements exist as sales are hedged using forward contracts.

Amounts due from directors represent short term loans to Mr Jury, Mr Pengelly, Mr Downes and Mr Harvey of $74,000 each. The loans are non interest bearing and repayable at call.

NOTE 7 - INVENTORIES

Inventories	10,314,167	7,561,070

NOTE 8 - OTHER ASSETS

Current

Prepayments	24,607	112,893

NOTE 9 - PLANT AND EQUIPMENT

Plant and equipment - at cost	78,300	76,654
Less: Accumulated depreciation	(47,330)	(51,663)

Total plant and equipment - Net Book Value	30,970	24,991

Reconciliation

Plant and Equipment:

Carrying amount at beginning of the year	24,991	15,546
Additions	18,282	22,894
Disposals	—	—
Depreciation	(12,303)	(13,449)

Carrying amount at the end of the year	30,970	24,991

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

	Note	2012	2011
		$	$
NOTE 10 - DERIVATIVE FINANCIAL ASSETS

Forward foreign exchange contracts - cash flow hedges		54,982	(62,077)

(a) Instruments used by the company

The company is party to derivative financial instruments in the normal course of business in order to hedge exposure to fluctuations in foreign exchange rates in accordance with the company’s financial risk management policies.

(i) Forward exchange contracts - cash flow hedges

The Australian operations sell through out the world. In order to protect against exchange movements, the company has enterred into forward exchange contracts to sell US Dollars and EURO’s.

These contracts are hedging highly probable receipts for the ensuing financial year. The contracts are timed to mature when receipts from sales are scheduled to be made.

The portion of the gain or loss on the hedging instrument that is determined to be as effective hedge is recognised in other comprehensive income. When the cash flows occur, the group adjusts the initial measurement of the component recognised in the balance sheet by removing the amount from other comprehensive income.

2012	2011
$	$

54,982	(62,077)

NOTE 11 - TRADE AND OTHER PAYABLES

Current
Trade creditors	11,265,954	5,801,164

	11,265,954	5,801,164

NOTE 12 - PROVISIONS

Current
Annual leave	15,196	13,386
Long service leave	39,490	22,985
Payroll liabilities	22,161	27,827

	76,847	64,198

Non-Current
Long service leave	17,714	18,936

	17,714	18,936

Provision for Long-Term Employee Benefits

A provision has been recognised for non current benefits relating to long service leave for employees.

In calculating the present value of future cash flows, the probability of long service leave being taken is based on historical data. The measurement and recognition criteria for employee benefits has been included in Note 1.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

2012	2011
$	$

NOTE 13 - FINANCIAL LIABILITIES

Current

Bank overdraft	—	717,892
Stock finance facility	2,000,000	2,600,000

	2,000,000	3,317,892

Charge

The bank debt is secured by a fixed and floating charge over all the present and future rights, property and undertakings of the company. Each of the directors have also provided a directors guarantee to support the bank overdraft facility. The covenants imposed by the bank include a capital adequacy ratio and a times interest earned cover.

The company was in breach of the covenants for the years ended 30 June 2011 and 30 June 2012 however the bank took no action with respect to the breaches. The company did not receive a formal waiver of the breaches from the bank.

NOTE 14 - OTHER LIABILITIES

Customer deposits	97,670	373,988
Current royalty payable	110,000	110,000

	207,670	483,988

Non-Current royalty payable	220,000	330,000

NOTE 15 - SHARE CAPITAL

2,000 ordinary shares (2011: 2,000) fully paid	2,000	2,000

	No. of	$
	Shares
Reconciliation:

Opening balance	2,000	2,000

Closing balance	2,000	2,000

Issued Capital

Fully paid ordinary shares are subject to the following rights and privileges and conditions. To receive notice of, attend and vote at all general meetings in accordance with the provisions of the Constitution.

To receive in common with other holders of Ordinary Shares all dividends, distributions and other profits and upon a reduction of capital or winding up of the Company to participate pari passu with the other holders of Ordinary Shares in the surplus assets of the Company.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

	2012	2011
NOTE 16 - COMMITMENTS	$	$

(a) Operating Lease Commitments
Non-cancellable operating leases contracted for but not capitalised in the financial statements.

Payable - minimum lease commitments:

Not later than 12 months	26,400	13,500
Between 12 months and five years	21,856	—
Greater than 5 years	—	—

	48,256	13,500

The property lease is a non-cancellable lease for 138 Greenhill Road, Unley, SA 5061. The lease has a term of two years, with rent payable monthly in advance. Contingent rental provisions within the lease agreement identify that the minimum lease payments maybe increased as a result a joint review. A one year right of renewal is in place and can be exercised at the end of the agreement at 30 April 2014.

The company also has a non cancellable lease for rent of the Keith Office. Rent is paid monthly with no defined term.

(a) Operating Lease Commitments

Capital expenditure commitments contracted for:

Land purchases	202,244	—

	202,244	—

The land purchase relates to Allotments 4 and 5 Stirling Road, Keith. A $10,000 deposit had been paid to 30 June 2012.

(b) Grower Commitments

The company has entered into contracts with its growers varying in term of between 1 and 6 years to purchase all SGI seed produced at prices to be determined following delivery.

NOTE 17 - CONTINGENT LIABILITIES

The directors are not aware of any circumstances or information which would lead them to believe that any contingent liabilities exist that would crystallise and consequently no provisions are included in the accounts in respect of these matters.

NOTE 18 - EVENTS SUBSEQUENT TO BALANCE DATE

There has not arisen in the interval between the end of the financial year and the date of this report, any item, transaction or event of a material or unusual nature likely, in the opinion of the Directors of the company to significantly affect the operations, the result of those operations or the state of affairs of the company in future financial years.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

	2012	2011
	$	$
NOTE 19 - NOTES TO THE CASH FLOW STATEMENT

Reconciliation of operating profit after income tax to net cash provided by operating activities

Operating profit after income tax	1,148,546	59,400

Add non-cash items:
Depreciation	12,303	13,449

Net cash provided by operating activities before
change in assets and liabilities	1,160,849	72,849

Change in assets and liabilities during the financial year

(Increase)/decrease in trade receivables	(2,107,462)	921,903
(Increase)/decrease in inventory	(2,753,097)	4,605,601
(Increase)/decrease in prepayments	88,286	(109,150)
Increase/(decrease) in trade payable	5,467,790	(2,523,354)
Increase/(decrease) in other liabilities	(386,318)	(93,544)
Increase/(decrease) in current and deferred tax balances	482,708	21,404
Increase/(decrease) in provisions	11,427	20,998

	1,964,183	2,916,707

NOTE 20 - RELATED PARTIES

Directors

The names of each person holding the position of director of the company during the financial year are messrs D Jury, M Harvey, R Downes and D Pengelly.

At 30 June 2012 the company had provided short term loans to each director outlined in note 6 totalling $296,000.

David Pengelly has entered into a material contract with the company through the related party Bungalally Farms. Bungalally Farms sells seed to the company which is valued and paid through the established procedures. The total value of seed purchases during the year was $723,631 (2011 - $1,138,898).

Balance owing to Bungalally Farms as at 30 June 2012 $168,286 (2011: $212,161)

From time to time Directors of the company or their Director-related entities may purchase goods from the company. These purchases are on the same terms and conditions as those entered into by other company employees except that Directors may not purchase on credit terms.

	Number	Number
Directors’ Shareholdings	Held	Held
The relevant interests of Directors and their Director-related entities in shares of the company at year end are:

Ordinary Shares	2,000	2,000

As at 30 June 2012 there are $296,000 of loans owing by the directors.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 21 - KEY MANAGEMENT PERSONNEL COMPENSATION

	Short Term	Post Employment
	Benefits Salary	Benefits
	and Fees	Superannuation	Other	Total
	$	$	$	$

2012
Total compensation	510,650	15,719	45,600	571,969

2011
Total compensation	447,000	12,150	42,600	501,750

NOTE 22 - COMPANY DETAILS

The registered office and principal place of business of the company is:

Registered Office	Principal Place of Business
C/- Grant Thornton Australia Ltd	138 Greenhill Road
Level 1	Unley, SA 5061
67 Greenhill Road
Wayville, SA 5034

NOTE 23 - USGAAP AND A-IFRS GENERALLY ACCEPTED ACCOUNTING

POLICY DIFFERENCES

The Company’s audited consolidated financial statements are prepared in accordance with Australian IFRS (A-IFRS), which differ in certain respects from US generally accepted accounting principles (GAAP). The following items present the impact of material differences between A-IFRS and US GAAP on the Company’s audited consolidated financial statements.

(a)	Consolidated income statements

		Consolidated
		2012	2011
		$	$
Profit/(Loss) for the year based on AIFRS		1,148,546	59,400

Reversal of hedge accounting through profit/(loss)	(i)	(117,059)	179,147

Profit for the year based on US GAAP		1,031,487	238,547

(i)	The cash flow hedge reserve captures the fair value of hedges at balance date undertaken for specific sales transactions which will occur in future periods. The basis for hedge accounting does not meet the requirements of USGAAP. As a consequence the movements in the reserve have been recognised through the profit and loss in the period.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

NOTES TO AND FORMING PART OF THE FINANCIAL REPORT

FOR THE YEAR ENDED 30 JUNE 2012

NOTE 23 - USGAAP AND A-IFRS GENERALLY ACCEPTED ACCOUNTING POLICY DIFFERENCES (CONT)

(b)	Consolidated statement of changes in equity

The following table reconciles the total equity as at 30 June 2012 as reported in the audited consolidated statements of changes in equity reported under A-IFRS to what would have been reported had the audited consolidated financial statements been prepared in accordance with USGAAP:

			Cash flow
		Contributed	Hedge	Retained
	Notes	Equity	Reserves	Earnings	Total
		$	$	$	$
Total Equity under AIFRS		2,000	(54,982)	115,240	62,258

Reversal of hedge accounting through profit/(l	(i)	—	117,059	(117,059)	—
Prior period	(ii)	—	(62,077)	62,077	—

Total equity under USGAAP		2,000	—	60,258	62,258

The following table reconciles the total equity as at 30 June 2011 as reported in the audited consolidated statements of changes in equity reported under A-IFRS to what would have been reported had the audited consolidated financial statements been prepared in accordance with USGAAP:

			Cash flow
	Notes	Contributed	Hedge	Retained
		Equity	Reserves	Earnings	Total
		$	$	$	$
Total Equity under AIFRS		2,000	62,077	(849,306)	(785,229)

Hedge accounting	(i)	—	(179,147)	179,147	—
Prior period		—	117,070	(117,070)	—

Total equity under USGAAP		2,000	—	(787,229)	(785,229)

(i)	The amounts recognised in the cash flow hedge reserve do not meet the recognition criteria under USGAAP. As a consequence the movements in the reserve have been recognised through the profit and loss.

SEED GENETICS INTERNATIONAL PTY LTD

ACN 061 114 814

DIRECTORS’ DECLARATION

The directors of the company declare that:

1.	The financial statements and notes, set out on pages 3 to 21.
i)	give a true and fair view of the financial position of Seed Genetics International Pty Ltd as at 30 June 2012 and of its performance, for the year ended on that date; and
ii)	comply with Accounting Standards in Australia; and
2.	In the directors option there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

Signed in accordance with a resolution of the directors, and for and on behalf of the director by:

/s/ Dennis Jury	15/3/13
Dennis Jury	Dated
Director

/s/ David Pengelly	15/3/13
David Pengelly	Dated
Director

Level 1,

67 Greenhill Rd

Wayville SA 5034

GPO Box 1270

Adelaide SA 5001

T 61 8 8372 6666

F 61 8 8372 6677

E info.sa@au.gt.com

W www.granlthornton.com.au

15 March 2013

REPORT OF INDEPENDENT CHARTERED PUBLIC ACCOUNTANTS

We have audited the accompanying financial statements of Seed Genetics International Pty Ltd (an Australian company), which comprise the Statement of Financial Position as of June 30, 2012 and 2011, and the related statements of comprehensive income, changes in equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Australian equivalents to International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion.

Grant Thornton Audit Ply Ltd ACN 130 913 594

a subsidiary or related entity of Grant Thornton Australia Ltd ABN 41 127 556 389

'Grant Thornton' refers to the brand under which the Grant Thornton member firms provide assurance, tax and advisory services to their clients and/or refers to one or more member firms, as the context requires. Grant Thornton Australia Ltd is a member firm of Grant Thornton International Ltd (GTIL). GTIL and the member firms are not a worldwide partnership. GTIL and each member firm is a separate legal entity. Services are delivered by the member firms. GTIL does not provide services to clients. GTIL and its member firms are not agents of, and do not obligate one another and are not liable for one another's acts or omissions. In the Australian context only, the use of the term `Grant Thornton' may refer to Grant Thornton Australia Limited ABN 41 127 556 389 and its Australian subsidiaries and related entities. GTIL is not an Australian related entity to Grant Thornton Australia Limited.

Liability limited by a scheme approved under Professional Standards Legislation. Liability is limited in those States where a current scheme applies.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seed Genetics International Pty Ltd as of June 30, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with Australian equivalents to International Financial Reporting Standards.

Emphasis of Matter

The Australian equivalents to International Financial Reporting Standards (Australian Accounting Standards) vary in certain material respects to accounting principles generally accepted in the United States of America (U.S. GAAP).  A summary of these differences and a reconciliation of comprehensive income for each of the two years in the period ended June 30, 2012 and consolidated statements of equity as of June 30, 2012 and 2011 from Australian Accounting Standards to U.S. GAAP are set forth in Note 23.

Yours faithfully

GRANT THORNTON AUDIT PTY LTD

Chartered Accountants

JL Humphrey

Director – Audit & Assurance

Dated this 15th day of March 2013

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

DIRECTORS REPORT

DIRECTORS

The names of the Directors of Seed Genetics International Pty Ltd in office during the interim financial reporting period and at the date of this report are:

  Mr D Pengelly - resigned 2 April 2013

  Mr M Harvey - resigned 2 April 2013

  Mr R Downes - resigned 2 April 2013

  Mr D Jury - resigned 2 April 2013

  Mr M Culhane - appointed 2 April 2013

Dated at Adelaide this 5th day of June 2013 and signed in accordance with a resolution of the Directors who were in office for the relevant period.

/s/ D Pengelly

Mr D Pengelly
Director

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

STATEMENT OF PROFIT AND LOSS AND COMPREHENSIVE INCOME
FOR THE PERIOD ENDED 31 MARCH 2013

	Note	9 months ended 31 March 2013	9 months ended 31 March 2012
		$	$

Revenue	3	12,290,146	11,376,818
Cost of goods sold		(10,094,484)	(8,861,997)

		2,195,662	2,514,821

Other revenue		85,428	50,064

Depreciation expense		(14,258)	(9,227)
Employee benefits expenses		(1,028,435)	(740,273)
Occupancy expenses		(33,796)	(18,975)
Marketing expenses		(86,724)	(156,136)
Other expenses from ordinary activities	4	(514,768)	(319,762)

Total operating expenses		1,677,981	1,244,373

Finance costs		163,602	167,193

Profit before income tax		439,507	1,153,319

Income tax (expense)/benefit		(132,425)	(364,281)

Profit for the year		307,082	789,038

Other comprehensive income
Gain/(loss) on cash flow hedges		54,982	-

Total comprehensive income for the year		362,064	789,038

The statement of profit and loss and other comprehensive income is to be read in conjunction with the notes to the interim financial statements.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

STATEMENT OF FINANCIAL POSITION
AS AT 31 MARCH 2013

	Note	31 March 2013	30 June 2012
CURRENT ASSETS		$	$
Cash and cash equivalents		20,176	737,835
Trade and other receivables		5,067,564	2,844,857
Inventories		20,130,218	10,314,167
Other current assets		14,607	24,607
Derivative financial assets		58,928	-

TOTAL CURRENT ASSETS		25,291,493	13,921,466

NON-CURRENT ASSETS
Deferred tax asset		24,446	25,018
Plant and equipment	6	273,887	30,970

TOTAL NON-CURRENT ASSETS		298,333	55,988

TOTAL ASSETS		25,589,826	13,977,454

CURRENT LIABILITIES
Trade and other payables		17,278,564	11,265,954
Short term provisions		55,221	76,847
Financial liabilities	7	7,914,936	2,000,000
Other liabilities		145,708	207,670
Current tax liabilities		(69,190)	72,029
Derivative financial liabilities		-	54,982

TOTAL CURRENT LIABILITIES		25,325,239	13,677,482

NON-CURRENT LIABILITIES
Long term provisions		26,265	17,714
Other liabilities		110,000	220,000

TOTAL NON-CURRENT LIABILITIES		136,265	237,714

TOTAL LIABILITIES		25,461,504	13,915,196

NET ASSETS		128,322	62,258

EQUITY
Share capital		2,000	2,000
Cashflow hedge reserve		-	(54,982)
Retained earnings		126,322	115,240

TOTAL EQUITY		128,322	62,258

The statement of financial position is to be read in conjunction with the notes to the interim financial statements.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

STATEMENT OF CHANGES IN EQUITY
FOR THE PERIOD ENDED 31 MARCH 2013

			Cash Flow
		Issued	Hedge	Retained
	Note	Capital	Reserve	Earnings	Total
		$	$	$	$

Balance at 1 July 2012		2,000	(54,982)	115,240	62,258

Dividend paid	5	-	-	(296,000)	(296,000)

Total comprehensive income for the period		-	54,982	307,082	362,064

Balance at 31 March 2013		2,000	-	126,322	128,322

The statement of changes in equity is to be read in conjunction with the notes to the interim financial statements.

The statement of financial position is to be read in conjunction with the notes to the interim financial statements.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED 31 MARCH 2013

	9 months ended 31 March 2013	9 months ended 31 March 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from customers	10,090,645	8,011,955
Payments to suppliers and employees	(15,713,328)	(9,664,288)
Interest received	3,294	2,237
Finance costs	(186,959)	(182,144)
Income tax paid	(273,072)	-

Net cash provided by operating activities	(6,079,420)	(1,832,240)

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for plant and equipment	(257,176)	(6,906)

Net cash used in investing activities	(257,176)	(6,906)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from borrowings	9,774,937	5,451,258
Repayment of borrowings	(3,860,000)	(3,415,000)
Dividend paid	(296,000)	-

Net cash used in financing activities	5,618,937	2,036,258

Net increase in cash held	(717,659)	197,112

Cash at the beginning of the financial period	737,835	(424,066)

Cash at the end of the financial period	20,176	(226,954)

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

NOTES TO THE INTERIM FINANCIAL STATEMENTS
 For the nine months ended 31 March 2013

NOTE 1 REPORTING ENTITY

Seed Genetics International Pty Ltd (`the Company') is a company domiciled in Australia. The interim financial report of the Company for the nine months ended 31 March 2013.

NOTE 2 BASIS OF PREPARATION OF INTERIM REPORT

The interim consolidated financial statements are a general purpose report prepared in accordance with Accounting Standard AASB 134 Interim Financial Reporting, Australian Accounting Interpretations and other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.

This interim financial report is intended to provide users with an update on the latest annual financial statements of the company. As such, this interim financial report does not include full disclosures of the type normally included in the annual financial statements.

It is recommended that this interim financial report be read in conjunction with the annual financial statements for the year ended 30 June 2012.

The interim financial statements have been prepared in accordance with the accounting policies adopted in the company's last annual financial statements for the year ended 30 June 2012, and have been consistently applied other than as noted below.

On 1 July 2012 the company changed its accounting policy with respect to accounting for foreign currency hedges. Effective 1 July 2012, hedge accounting ceased with the fair value of the company's hedge portfolio at each balance date now recognised directly in income or expense.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

NOTES TO THE INTERIM FINANCIAL STATEMENTS
 For the nine months ended 31 March 2013

	March 2013	March 2012
	$	$
NOTE 3 REVENUE AND OTHER INCOME

Sales - Seed	12,290,146	11,376,818

Grants received	-	50,000
Interest income	3,293	64
Other	82,135	-

Total	85,428	50,064

NOTE 4 OTHER EXPENSES

Travel	136,987	41,891
Legal fees	57,557	7,600
Other professional fees	60,970	13,738
Research costs	37,401	22,357
Insurances	76,171	50,800
Other	145,682	183,376

	514,768	319,762

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

NOTES TO THE INTERIM FINANCIAL STATEMENTS
 For the nine months ended 31 March 2013

	31 March 2013 $	31 March 2012 $
NOTE 5 DIVIDENDS

Final dividend of $148 per fully paid ordinary share declared and paid on 31 March 2013	296,000	-

NOTE 6 PROPERTY, PLANT & EQUIPMENT
Balance at beginning of period	30,970	24,991
Additions	257,175	18,282
Disposals	-	-
Depreciation expense	(14,258)	(12,303)

Balance at end of period	273,887	30,970

NOTE 7 FINANCIAL LIABILITIES
Stock financing facility	7,320,000	2,000,000
Debtor financing facility	594,936	-

	7,914,936	2,000,000
Charge

The bank debt is secured by a fixed and floating charge over all the present and future rights, property and undertakings of the company. The covenants imposed by the bank include a capital adequacy ratio and a times interest earned cover.

The company was in breach of the covenants for the year ended 30 June 2012 however the bank took no action with respect to the breaches. The company did not receive a formal waiver of the breaches from the bank.

NOTE 8 ESTIMATES

The preparation of the interim financial report requires management to make judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expense. Actual results may differ from these estimates.

In preparing this interim financial report, the significant judgements made by management in applying the entity's accounting policies and the key sources of estimation uncertainty were the same as those that applied to the financial report as at and for the year ended 30 June 2012.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

NOTES TO THE INTERIM FINANCIAL STATEMENTS
 For the nine months ended 31 March 2013

NOTE 9 COMMITMENTS

At 30 June 2012 the company had a capital expenditure commitment in relation to the purchase of some land totalling $202,244. This land purchase has now been completed and the results have been included in the financial information. Other than noted above there has been no material change to the commitments disclosed in the 30 June 2012 annual report.

NOTE 10 EVENTS OCCURRING AFTER THE BALANCE DATE

There has not been in the period since 31 March 2013 and up to the date of this report any other item, transaction or event of a material and unusual nature likely, in the opinion of the Director, to affect substantially the operations of the entity, the results of those operations or the state of affairs of the entity in subsequent financial years other than as mentioned elsewhere in this interim financial report.

NOTE 11 USGAAP AND A-IFRS GENERALLY ACCEPTED ACCOUNTING POLICY DIFFERENCES

The Company's reviewed financial statements are prepared in accordance with Australian
IFRS (A-IFRS), which may differ in certain respects from US generally accepted accounting principles
(GAAP). The following items present the impact of material differences between A-IFRS and US GAAP on the Company's reviewed financial statements.

Income statements

	Note	9 months to March 2013	9 months to March 2012
		$	$
Profit/(Loss) for the year based on AIFRS		307,082	789,038

Reversal of hedge accounting through profit/(loss)	(i)	-	-

Profit for the year based on US GAAP		307,082	789,038

(i)

The cash flow hedge reserve captures the fair value of hedges at balance date undertaken for specific sales transactions which will occur in future periods. The basis for hedge accounting does not meet the requirements of USGAAP. As a consequence the movements in the reserve have been recognised through the profit and loss in the period. As outlined in Note 2, the company ceased hedge accounting as at 1 July 2012.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

NOTE 11 USGAAP AND A-IFRS GENERALLY ACCEPTED ACCOUNTING POLICY DIFFERENCES (CONT)

Statement of changes in equity
The following table reconciles the total equity as at 30 June 2012 as reported in the audited statements of changes in equity reported under A-IFRS to what would have been reported had the audited consolidated financial statements been prepared in accordance with
USGAAP:

			Cash flow
		Contributed	Hedge	Retained
	Notes	Equity	Reserves	Earnings	Total
		$	$	$	$
Total Equity under AIFRS		2,000	(54,982)	115,240	62,258

Reversal of hedge accounting through profit/(loss)	(i)	-	54,982	(54,982)	-

Total equity under USGAAP		2,000	-	60,258	62,258

(i)

The amounts recognised in the cash flow hedge reserve do not meet the recognition criteria under USGAAP. As a consequence the movements in the reserve should have been recognised through the profit and loss at balance date.

SEED GENETICS INTERNATIONAL PTY LTD
 ACN 061 114 814

DIRECTORS' DECLARATION

The Directors of the Company declare that:

1. The financial statements and notes set out on pages 2 to 10, are in accordance with the Corporations Act 2001 including:

(a) giving a true and fair view of the company's financial position as at 31 March 2013 and of its performance for the nine months ended on that date; and

(b) comply with Accounting Standard AASB 134 Interim Financial Reporting, and the Corporations Regulations 2001.

2. In the Directors' opinion there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

Dated at Adelaide this 5th day of June 2013.

This declaration is made in accordance with a resolution of the Directors.

/s/ D Pengelly

Mr D Pengelly
Director